Financing arrangements	9 Months Ended
Sep. 30, 2014
Debt Disclosure [Abstract]
Financing arrangements

9. Financing arrangements

Credit facility

On December 21, 2012, the Company entered into a $170.0 million syndicated senior secured credit facility consisting of a $120.0 million three-year term loan facility and a $50.0 million four-year revolving credit facility. The Company received net proceeds of $127.6 million, net of $2.4 million of debt issuance and lender costs. The debt issuance and lender costs were allocated between the term loan facility and the revolving credit facility based on the maximum lending commitment amounts. The debt issuance costs allocated to the term loan facility are reported as deferred charges and the lender costs allocated to the term loan facility are included in the carrying value of the term loan as debt discount. The deferred issuance and lender costs allocated to the term loan facility are amortized to interest expense over the contractual term of the term loan facility using the effective interest method. Costs allocated to the revolving credit facility are deferred and amortized using the straight-line method over the four year contractual term of the revolving credit facility. Borrowings under the credit facility are collateralized by substantially all of the assets of the Company.

The term loan facility has scheduled quarterly principal repayments due on the last day of each quarter of $1.5 million per quarter in 2013, $3.0 million per quarter in 2014 and $6.0 million for the first three quarters of 2015 with the balance of $84.0 million due on December 21, 2015. The interest rate is based on the 6-month adjusted LIBOR (London Interbank Offered Rate) plus 2.5%. The initial contractual interest rate is 3.06% and will adjust every six months. The inception date effective interest rate was 3.71%. The Company may prepay the term loan at any time, without penalty. Mandatory additional principal prepayments may be required based on excess cash flows of the Company. The Company’s excess cash flows, as defined in the credit facility, for 2013 triggered a contractual principal prepayment obligation of $48.5 million, which has been classified as a current liability as of December 31, 2013. In April 2014, the Company amended the credit facility agreement for its term loan to extend the due date for this contractual principal prepayment from April 2014 to December 2014.

As of December 31, 2013, $114.0 million of the term loan was outstanding. The remaining unamortized discount was $0.4 million as of December 31, 2013. The effective interest rate on the term loan was 3.79% on December 31, 2013.

The revolving credit facility matures on December 21, 2016. Principal can be paid and re-borrowed during the term of the revolving credit facility. The interest rate is based on the 3-month adjusted LIBOR plus 2.5%. The initial interest rate was 2.81% and will adjust quarterly for any balance outstanding. Mandatory additional principal repayments may be required based on excess cash flows of the Company once the term loan facility has been fully repaid. As of December 31, 2013, zero of the revolving credit facility was drawn down. As of December 31, 2013 $20.0 million of the revolving credit facility was committed to a standby letter of credit. In April 2014, the $20.0 million standby letter of credit was terminated.

The credit agreement contains customary representations and warranties and customary affirmative and negative covenants applicable to the Company and its restricted subsidiaries, including, among other things, restrictions on indebtedness, liens, investments, mergers, dispositions, prepayment of other indebtedness and dividends and other distributions. The credit agreement contains an acceleration clause for certain events related to the Company’s financial creditworthiness, including a financial covenant that requires the Company to maintain specific consolidated ratios. As of December 31, 2013, the Company was in compliance with all covenants.

Repayment of credit facility (unaudited)

Concurrent with the close of the IPO on July 1, 2014, the Company repaid, in full, the term loan outstanding of $108.0 million. The Company recorded the remaining deferred issuance costs and debt discount of $0.6 million related to the term loan as interest expense during the three months ended September 30, 2014.

In August 2014, the Company terminated the revolving credit facility and the then remaining deferred issuance costs of $0.5 million as interest expense during the three months ended September 30, 2014.

Line of credit

Prior to the credit facility in December 2012, the Company had a line of credit agreement which provided for borrowings of up to $15.0 million, which was later amended to increase the maximum amount of borrowings up to $50.0 million, with interest at the bank’s prime rate. Borrowings under this line of credit were collateralized by substantially all of the assets of the Company. During 2012, the Company failed to provide a required pledge agreement upon creation of a foreign subsidiary, failed to provide audited financial statements within 120 days after year end and did not meet the quarterly net income covenant for the quarter ended September 30, 2012. All covenant defaults were waived by the bank. In December 2012, the line of credit was cancelled due to the new credit facility that was entered in December 2012.

License financing arrangement

In August 2013, the Company entered into a Stadium Builders License Agreement (License Agreement) with the Santa Clara Stadium Authority. As part of the License Agreement, the Company will have rights during the agreement term to season tickets for a National Football League team. The cost of the license was $4.0 million, of which $3.2 million was financed with the Santa Clara Stadium Authority at an 8.5% fixed interest rate over the course of the first ten years of the new stadium. Interest was to begin accruing on March 1, 2014. The financing arrangement requires ten annual payments of $0.4 million, with an option to pay off the principal at any time without any prepayment penalty. As of December 31, 2013, the Company had made a payment of $0.4 million, and recorded a long term asset of $4.0 million and a short term liability of $3.6 million on the accompanying Consolidated Balance Sheets related to this License Agreement. In January and February 2014, the Company paid down the remaining $3.6 million related to the license agreement with the Santa Clara Stadium Authority. As of September 30, 2014 (unaudited), there were no further financial obligations related to this License Agreement outstanding.

Loan agreement

In December 2010, the Company entered into a loan agreement with a bank which provided for borrowings up to $5.0 million and bore interest at the bank’s prime rate plus 1.75%. The loan agreement expired on December 27, 2011, with no funds borrowed.

CineForm noteholders note payable

As part of the acquisition consideration of CineForm, Inc., the Company assumed $760,000 of the outstanding balance due to CineForm Noteholders. See Note 15, “Acquisition of CineForm.” The note balance was payable in six equal quarterly installments plus accrued interest at 7%. This note was fully repaid in 2012.